UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2013

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on August 14, 2013. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 29, 2013 (the “Proxy Statement”), were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the ten nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:
Nominee	For	Withheld
Donald R. Caldwell	72,116,399	4,532,779
Brian Adamsky	72,148,038	4,501,140
Michael Azeez	71,115,399	4,533,779
John Harrison	72,148,038	4,501,140
Robert J. Oakes	72,148,038	4,501,140
Sanford Rich	72,147,038	4,502,140
L.J. Rowell	72,148,038	4,501,140
Paul Soltoff	72,148,038	4,501,140
Anthony R. Verdi	76,480,378	168,800
Edmond J. Walters	76,481,378	167,800

There were 14,528,204 broker non-votes with respect to the election of directors.

  Ratification of the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013.

For	Against	Abstain
90,788,039	351,219	38,124

There were no broker non-votes with respect to the proposal to ratify the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013.

  The vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the Proxy Statement, was as follows:

FOR:	73,480,178

AGAINST:	3,139,000

ABSTAIN:	35,000

There were 14,523,204 broker non-votes with respect to the proposal that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the Proxy Statement.

  The vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation to occur annually, every two years or every three years, was as follows:

Annually:	5,197,221

Every Two Years:	86,000

Every Three Years:	71,115,957

ABSTAIN	255,000

There were 14,528,204 broker non-votes with respect to the vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation to occur annually, every two years or every three years.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; (ii) the proposal to ratify the selection of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013, (iii) InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the Proxy Statement, and (iv) the vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation occur every three years, were all adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 15, 2013	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
Principal Executive Officer, Chief
Financial Officer and Chief Operating
Officer